
SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Rand Logistics, Inc.
NASDAQ: RLOG
Investor Presentation
February 2013



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 8, 2012.


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RAND LOGISTICS, INC.



Executive Summary



Introduction

- **Laurence S. Levy, Chairman & Chief Executive Officer**
  - Chairman of Hyde Park Holdings, an investment firm specializing in private equity investments since 1986
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets
- **Edward Levy, President**
  - Managing Director of Hyde Park Holdings
  - 6 years of actively managing a private equity fund for CIBC
  - 4 years as Co-head of CIBC's Leveraged Finance Group
- **Captain Scott F. Bravener, Director & President**
  - More than 15 years as Lower Lakes' President and CEO
  - Over 25 years experience in Great Lakes shipping industry
- **Joseph W. McHugh Jr., Chief Financial Officer**
  - Over 25 years of CFO/Controllership experience in middle market manufacturing and service companies
  - Significant experience in closing complex financings, acquisitions and divestitures, as well as SEC and Lender Financial Reporting
- Management and Directors collectively own approximately 12% of the Company

RAND LOGISTICS, INC.

Company Overview



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes.
- Over 95% of business under long-term contract insulates from any significant pricing pressure.
- High barriers to entry; legislative, geographic and economic.
- Non-duplicatable business model due to cost-efficient operating model, size and composition of fleet (i.e. river class, bow booms) and scheduling flexibility.
- Strategy of diversifying and balancing products carried and end markets served.
- Fuel surcharges protect against rising fuel prices.
- Strong track record of accretive acquisitions.

RAND LOGISTICS, INC.


RAND
LOGISTICS, INC.
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Investment Highlights



Favorable Asset Mix

Self-Unloading Bulk Carriers (12)

- Most efficient means of shipping on the Great Lakes
- Faster to load and unload; no on-shore operators; ideal for short hauls
- Represents over 85% of Rand's capacity


CUYAHOGA

Bulk Carriers (4)

- Ideal for long duration grain shipments and iron ore backhaul
- Cheaper to operate over long distances; requires land-side operators to unload
- Limited market competition, 23 Canadian vessels versus 120 two decades ago



Note: Vessel counts include both River Class and Mid Class vessels.

RAND LOGISTICS, INC.

High Legislative Barriers to Entry



- Jones Act
  - Limits competition to domestically constructed vessels and local operators.
- Jones Act Compliant New Builds Not Economically Feasible
  - Current freight rates and construction costs do not justify investment.
  - Last self-propelled Great Lakes vessel built 20 years ago.
  - Fresh water use extends vessel life.
- Foreign builds for Canadian flagged river class market not economically feasible.

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 - 826 feet in length – 20,000 - 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2	Algoma Central/16 Canada Steamship Lines/10 Rand/1
River Class	– 620 - 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/7 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1	Rand/4 Algoma Central/9[2] Canada Steamship Lines/8 Vanguard/2

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND LOGISTICS, INC.



Favorable Market Demand Imbalance

Annual Self-Unloader River Class Carrying Capacity versus Great Lakes Flag Limestone Carriage (Annual & 15-Yr. Average)



43
38
33
28
23
18
Ton (Millions)
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Years
Great Lakes Annual Statistics for Limestone Carriage (NT)
Annual U.S. River Class Carrying Capacity (Est.)
Linear (15-Year Average Annual Limestone Carriage (NT))

19 BOATS	12 BOATS

RAND LOGISTICS, INC.

Diversified Freight & Customers



Long-term contracts provide insulation from any significant pricing pressure

Sample Key Customers:

Morton Salt
Georgia-Pacific
Carmeuse Natural Chemicals
ADM
Koch Carbon, LLC
Richardson
Essar Steel
Kraft Foods
Southwestern
Cleveland-Cliffs
Sifto
Holcim
Cargill
Casco
Parrish & Heimbecker, Limited
Essroc Italcementi Group
Les Grains Lac Supérieur — A Soumat Company
Bunge
ArcelorMittal
Lafarge

Cargo Mix
YTD 12/31/2012


Slag 1.4%
Pet Coke 0.6%
Coke 0.6%
Oxide 0.3%
Salt 8.2%
Grain 9.4%
Ore 13.8%
Coal 13.9%
Aggregates 51.8%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

RAND LOGISTICS, INC.



Able to Leverage Customer Network

- Existing customer network based on long-term relationships create operating efficiencies and limits competitor penetration



Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Drummond Island
Thessalon
Port Inland
Brevort
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
Escanaba
LAKE HURON
WISCONSIN
Calcite
Stoneport
Charlevoix
Alpena
Midland
Toronto
LAKE ONTARIO
Green Bay
Manistee
Goderich
Ludington
Saginaw
Hamilton
Port Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
LAKE MICHIGAN
Muskegon
Marysville
NEW YORK
Milwaukee
Grand Haven
Holland
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Marblehead
Chicago
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

RAND LOGISTICS, INC.


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RAND LOGISTICS, INC.



Financial Review

Financial Overview





Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Summary Historical Financial Results



- As the Company has grown we have accelerated profit growth given the powerful operating leverage in our business.



Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
FY2007
$23,417
$17,264
$2,973
$1,246
FY2008
$24,622
$19,025
$3,704
$1,333
FY2009
$27,266
$16,583
$3,222
$1,640
FY2010
$27,087
$15,763
$2,934
$1,692
FY2011
$27,092
$16,988
$2,963
$1,635
FY2012
$28,922
$15,691
$2,963
$1,929
LTM Dec 2012
$29,833
$17,040
$3,102
$1,731

Sailing Days	2,714	2,883	3,148	3,143	3,338	3,721	3,974

* **Vessel Operating Exp** is net of fuel surcharge revenue

** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Overview of 2012 Sailing Season Results



- 2012 sailing season customer demand adequate but not optimal:
  - Total tonnage hauled up 7.2% in 2012 sailing season versus 2011 sailing season
  - Salt tonnage down 29% in 2012 sailing season due to lack of precipitation in Great Lakes region during winter of 2011-2012
  - Non ratable customer demand throughout the sailing season resulted in scheduling inefficiencies
  - Lost time factors higher than 5 year average
- Notwithstanding, 12 out of 16 of our vessels exceeded earnings guidance during the 2012 sailing season
- Two vessels acquired in September 2011 experienced early season start-up issues and delays in being put into service
- Two vessels experienced higher than budget lost time due to incidents

RAND LOGISTICS, INC.



2013 Sailing Season Strategy

- Focus on operational excellence:
  - First time in two years not integrating an acquisition or managing a major capital project
  - Upgraded shipboard personnel
  - Completely restructured engineering department
  - Redesigned incentive compensation program to focus on reducing lost time factors
  - Initiated best practice maintenance protocol program across entire fleet

- Maximize percent of time vessels are in revenue loaded condition:
  - Preliminary 2013 tonnage expected to be equal to 2012 tonnage:
    - Several new business opportunities are being pursued
    - No improvement in salt or stone tonnage assumed
  - Spread the same or more tons hauled in 2013 versus 2012 over one less vessel

- Sail two vessels acquired in September 2011 for an entire season:
  - Both vessels will be in service in April 2013 and start-up issues appear to have been resolved

- Aggressively pursue several new pieces of business that are up for bid at the end of the year:
  - Evaluate adding new capacity or reallocating existing capacity to improve profitability without additional capital outlay



Fiscal Year 2014 Preliminary Guidance

- We are continuing to evaluate our customer's capacity needs for the 2013 sailing season.
  - At the present time, the demand environment in our markets looks very similar to the 2012 sailing season.
- At the present time, we do not plan on investing capital in the McKee Sons barge for its five year survey and drydocking and we do not plan to operate the barge in the 2013 sailing season.
  - Return on capital does not justify capital required
  - Will insure more ratable demand throughout the season
- While we have yet to finalize our fiscal 2014 budget, we do not expect that our vessel margin per day after winter work will deviate materially from recent historic levels.
- General and administrative expenses, interest expense and capital expenditures projected to equal $13 million, $10 million and $13 million, respectively

RAND LOGISTICS, INC.



Fiscal Year 2014 Preliminary Guidance

- We believe we can continue to drive organic growth over the next several years through a combination of:
  - Price increases
  - Customer organic growth
  - Improving market share
  - Mix shift; and
  - Improved vessel efficiencies

- We are targeting a number of growth opportunities over the next three years. We are already in discussions with customers about many of these opportunities.

- Based on discussions to date, the incremental tonnage related to potential business opportunities includes the following:
  - 2014 Sailing Season: approximately 3 million net tons
  - 2015 Sailing Season: approximately 2 million net tons
  - 2016 Sailing Season: approximately .6 million net tons

- These opportunities relate primarily to our existing customer base, trade patterns – all within our core competencies.

RAND LOGISTICS, INC.



Capital Structure

(US Dollars 000's)	December 31, 2012	March 31, 2012
Cash and cash equivalents	$4,737	$5,563
Total current assets	$35,667	$17,700
Total assets	$286,804	$257,831
Revolver outstanding (seasonal)	$10,021	$0
Long-term debt (includes current portion)*	$145,397	$133,601
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$14,900	$14,900
Total stockholders' equity	$86,661	$79,345
F/X Rate at the end of period	$1.005 USD per CAD	$1.003 USD per CAD